EXHIBIT 10.9

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (the “Agreement”) is made as of the dates affixed herein below between and among: Xtreme Oil & Gas Inc. (“XTOG”), Xtreme Operating Ltd. Co (“Xtreme Operating”), (p/k/a Go Operating, Ltd. Co. ("Go Operating")), Merrick Energy LLC (“Merrick Energy”), Golden Phoenix Recovery, L.L.C (“Golden Phoenix”), GPR, LLC (“GPR”), Merrick Property Development Ltd. (“Merrick Property”), Access Operating Company, Inc. (“Access Operating”), Merrick Operating Company (“Merrick Operating”), BJS Revocable Trust (“BJS”), South Kensington Ltd. Co. (South Kensington”), JMEKS, Inc. (“JMEKS”), Go Operating, Ltd. Co. (“Go Operating”), GO Energy Corp.(“Go Energy”) and GO Energy Co., (“GEC”); Will McAndrew, individually (“McAndrew”); and Bruce Scambler, individually (“Scambler”) (collectively the “Parties” and individually a “Party” hereinafter).
WHEREAS, XTOG and Go Operating entered into that certain Logan County, OK Exploration, Development, and Production Agreement on or about February 13, 2008, together with any addendum, supplement or modification thereof (the “Merrick EDP”);
WHEREAS, XTOG and Go Operating entered into that certain Exploration, Development, and Production Agreement on or about February 14, 2008 for Sheridan Fort Sill, together with any addendum, supplement or modification thereof (the “Fort Sill EDP”);
WHEREAS, XTOG and Go Operating entered into that certain Exploration, Development, and Production Agreement on or about February 4, 2008 for Fannin County, Texas, together with any addendum, supplement or modification thereof (the “Fannin County EDP”);
WHEREAS, XTOG entered into that certain Stock Purchase Agreement on or about March 14, 2008 with BJS and JEMKS (the “Stock Purchase Agreement”);

WHEREAS, XTOG and Xtreme Operating, on the one hand, and Golden Phoenix, GPR, Merrick Property, Merrick Operating, South Kensington, and JEMKS, on the other, entered into that certain Agreement for Assignment of Rights under Settlement Agreement (“Assignment Agreement No. 1”) on or about December 30, 2008;
WHEREAS, XTOG and Xtreme Operating, on the one hand, and Golden Phoenix, GPR, Merrick Property, Merrick Operating, BJS, South Kensington, and JEMKS, on the other, entered into that certain Agreement for Sale, Assignment, and Release of Interests (“Assignment Agreement No. 2”) on or about December 29, 2008;
 WHEREAS, XTOG and Xtreme Operating, on the one hand, and Golden Phoenix, GPR, Merrick Property, Merrick Operating, BJS, South Kensington, and JEMKS, on the other, entered into that certain Agreement for Sale, Assignment and Release of Interests (“Assignment Agreement No. 3’) on or about December 29, 2008;
WHEREAS, XTOG and Xtreme Operating, on the one hand, and Golden Phoenix, GPR, Merrick Property, Merrick Operating, BJS, South Kensington, and JEMKS, on the other, entered into that certain Agreement for Sale, Assignment and Release of Interests (“Assignment Agreement No. 4”) on or about December 29, 2008;
WHEREAS, XTOG and Xtreme Operating, on the one hand, and Golden Phoenix, GPR, Merrick Property, Merrick Operating, BJS, South Kensington, and JEMKS, on the other, entered into that certain Agreement for Sale, Assignment and Release of Interests (“Assignment Agreement No. 5”) on or about December 30, 2008;
WHEREAS, the Merrick EDP, the Fort Sill EDP, the Fannin County EDP, the Stock Purchase Agreement, and Assignment Agreements Nos. 1-5 are collectively referred to as the “Scambler Agreements;”

WHEREAS, Xtreme contends that Scambler, and/or the entities owned or controlled by him, breached or failed to perform under the Scambler Agreements;
WHEREAS, Scambler contends that XTOG breached or failed to perform under the Scambler Agreements;
WHEREAS, the Parties, without admission of liability, desire to settle with finality, compromise, dispose of, and release all claims and demands of any of them that any one them has or may have arising out of or in any way otherwise connected to the Scambler Agreements, including any other fact or circumstance up to and through the date of the Agreement.
WHEREAS, the parties acknowledge that bona fide disputes and controversies, both to liability and to the amount thereof, exist between them, including those disputes and controversies related to the Wells and Agreements listed above, as well as all other oral, written, express, or implied contracts between the Parties, they desire to compromise and settle all claims and causes of action between them and agree that the claims and controversies between them are hereby settled in accordance with the terms set forth below.
NOW, THEREFORE, in consideration of the mutual agreements, covenants, and provisions contained in this Agreement, the sufficiency of which is expressly acknowledged by the Parties’ signatures affixed herein below, it is hereby agreed between and among the Parties that all any and all claims between or among them shall be settled and compromised upon the following terms and conditions:
1.           Consideration:

Contemporaneously with the Parties’ execution of the Agreement, XTOG agrees to convey in “As-Is” condition to Scambler, or any entity identified by him, without warranty or recourse, all XTOG’s rights, title, and interest in the stock of GO Operating (an Oklahoma company) by delivery of any existing Company Minutes and Records book and all stock certificates (or executing and delivering any other document reasonably requested by Scambler, and expressly excluding any right, title or interest to the name Xtreme Operating), the Winston well in “As-Is” condition, the Cookie well in “As-Is” condition (and related rights, if any, to a saltwater disposal well) by delivery of assignment, bill of sale and conveyance agreements in the forms attached hereto as Exhibit “A,” respectively. Scambler will within 5 business days file a change of name of all entities having the Xtreme name with the Oklahoma secretary of state and fax copies to XTOG. XTOG also agrees to convey to Scambler, or any entity identified by him, without warranty or recourse, XTOG’s right, title and interest to the Cookie Jack and tanks (as-is) by execution and delivery of a bill of sale in the form attached hereto as Exhibit “A” and execute Exhibit “B”.  XTOG also agrees to release any claim to the $25,000 bond and to convey to Scambler, or any entity designated by him, the shares acquired by XTOG under the Stock Purchase Agreement.
Contemporaneously with the Parties’ execution of the Agreement, Scambler agrees to deliver to XTOG upon signing this Agreement 250,000 common shares from  BJS Revocable Trust UTD 03-10-2002 Cert # 339 for 210,000 shares, JMEKS Cert # 170 for 10,000 shares, and JDKS Revocable Trust Cert #166 for 30,000 shares, and any and all shares of XTOG previously issued or acquired by him, other than 500,000 shares that he or his designee may retain. (excluding any South Kensington Shares which were issued for “nominees” of 250,000 shares of common stock in Nominee name to settle Xtreme related contingent deals/properties/legal fees) including  Scambler further agrees to deliver 175,000 of his remaining 500,000 shares in Certificate #278 BJS Revocable Trust UTD 03-10-2002 to Robert Forrestor to hold in escrow until Scambler’s payment of the $25,000 referenced below.  If Scambler delivers good funds to Forrestor within 90 days of signing the Agreement, Forrestor will release the shares to Scambler.  In the event Scambler fails to pay within 90 days, Forrestor is to release the shares to XTOG.

Scambler further agrees to return to XTOG all 2,500,000 warrants previously conveyed to Scambler or any other entity arising out of or in any way related to the Scambler Agreements and terminate the associated warrant agreements upon execution of this Agreement.  Scambler agrees to execute and deliver a bill of sale conveying clear title to operational tanks in the form attached hereto as Exhibit “C,” and to deliver those tanks to the Lionheart well location.  XTOG agrees to pay Hilliard the past due invoice for deliveries to Oil Creek /wells and costs of transport from Merrick site 20+ miles to the Lionheart location.. Scambler also agrees to execute any document requested by XTOG to make sure Scambler releases any or all claims, direct or indirect, to any interest whatsoever in the Oil Creek or Lionheart wells, and agrees to pay XTOG $25,000 in good funds within 90 days of his execution of the Agreement.
Contemporaneously with the Parties’ execution of the Agreement, Scambler agrees to convey to McAndrew any and all working interest held by Scambler, directly or indirectly, in the Lionheart well and a (one percent) 1% royalty interest in the Oil Creek property in exchange for McAndrew agreeing to convey to Scambler McAndrew’s royalty interest in the Cookie well, the Winston well and any right to the saltwater disposal well.  These transfers shall be made by the execution and delivery of the documents attached hereto as Exhibits “D,” “E,” and “F,” respectively.

2.           Releases:
(a)           XTOG, Xtreme Operating, Merrick Energy, McAndrew, and their predecessors, successors, and assigns, hereby forever release, acquit and discharge Golden Phoenix, GPR, Merrick Property, Access Operating, Merrick Operating, BJS, South Kensington, JMEKS, Go Operating, Go Energy, GEC, and Bruce Scambler, and each of their respective affiliates, subsidiaries, parents, predecessors, successors, assigns, officers, employees, agents, insurers, sureties, and attorneys, of and from any fees, debts, obligations, claims, actions, liabilities, demands and/or causes of action, including any claim for attorneys’ fees, interest, or costs of litigation, asserted or unasserted, whether in equity or law, whether arising out of or pursuant to common or statutory laws, state and/or federal law, rules or regulations, known or unknown, including, but not limited to any claim arising out of or in any way related to the Scambler Agreements, as well as any other fact or circumstance existing at the date and time of execution hereof, save and except the Parties’ obligations under this Agreement.  It is expressly acknowledged and agreed that this release is UNLIMITED in scope.

(b)           Golden Phoenix, GPR, Merrick Property, Access Operating, Merrick Operating, BJS, South Kensington,  JMEKS,  Go Operating, Go Energy, GEC, and Bruce Scambler, and their predecessors, successors, and assigns, hereby forever release, acquit and discharge XTOG, Xtreme Operating, Merrick Energy LLC, Will McAndrew, and their affiliates, subsidiaries, parents, predecessors, successors, assigns, officers, employees, agents, insurers, sureties, and attorneys, of and from any fees, debts, obligations, claims, actions, liabilities, demands and/or causes of action, including any claim for attorneys’ fees, interest, or costs of litigation, asserted or unasserted, whether in equity or law, whether arising out of or pursuant to common or statutory laws, state and/or federal law, rules or regulations, known or unknown, including, but not limited to any claim arising out of or in any way related to the Scambler Agreements, as well as any other fact or circumstance existing at the date and time of execution hereof, save and except the Parties’ obligations under this Agreement.  It is expressly acknowledged and agreed that this release is UNLIMITED in scope.
(c )    Regarding any XTOG dispute with Heartland or Deerman then Scambler and entities will not  be made part of any issue, there will be no interpleading or making Scambler a party and no claims on any Scambler production revenues derived from the well - Scambler or any Scambler entity will not be a named party.

3.           Nondisparagement:
No Party to this Agreement shall slander, defame, nor otherwise disparage the goodwill, business name or business reputation of any other Party; nor will any Party discourage others from doing business with any other Party.  While each of the Parties acknowledges that he or it cannot avoid any legal obligation to comply with or assist any investigation, inquiry, prosecution or other claim by any governmental agency lawfully charged with the rights and obligations to which it is making such investigation, inquiry or prosecution, it is the intent of this Agreement that no acts of retribution be permitted and, in furtherance thereof, neither party shall initiate nor cause to be initiated any investigation, inquiry or prosecution to which it is not legally obligated to do so nor publish to any third party, any fact or circumstance, with knowledge or intent that such fact or circumstance will lead to an investigation, inquiry or prosecution.

4.           Miscellaneous:
(a)           This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors and assigns, together with their respective divisions, parents, and subsidiaries or affiliated corporations or entities.
(b)           The Parties hereto acknowledge that the covenants contained in this Agreement provide good and sufficient consideration for every promise, duty, release, obligation and right contained in this Agreement.
(c)           By execution hereof, McAndrew, individually and on behalf of any entity for which he signs the Agreement, represent, covenant and warrant that they are the exclusive owner and holder of all their claims, and that no claim released herein has previously been conveyed, assigned or in any manner transferred, in whole or in part, to any third party.  McAndrew, individually and on behalf of any entity for which he signs the Agreement, expressly represent, covenant and warrant that they have full authority to enter into this Agreement.

(d)           By execution hereof, Scambler, individually and on behalf of any entity for which he signs the Agreement, covenant and warrant that they are the exclusive owners and holders of all of their claims, and that no claim released herein has previously been conveyed, assigned or in any manner transferred, in whole or in part, to any third party.  Scambler, individually and on behalf of any entity for which he signs the Agreement, expressly represent, covenant and warrant that they have full authority to enter into this Agreement.
(e)           It is understood and agreed that no Party to this Agreement admits any liability to any other Party, but to the contrary, expressly denies the same.  This Agreement is entered to resolve, settle and compromise the matters in dispute between the Parties hereto and avoid the cost, expense, and effort of protracted and disputed litigation.
(f)           The Parties hereto fully understand that if any facts concerning the claims giving rise to this Agreement should be found other than or different from the facts now believed to be true, the Parties hereto expressly accept and assume the risk of such possible difference in facts and agree that this Agreement shall be and will remain in effect notwithstanding any such difference in facts.
(g)           The Parties hereto warrant and represent to all other Parties that no promise, representation, conduct, or consideration by any other Party to this Agreement, their owners, agents, servants, employees, attorneys, or persons in privity with them has induced the execution of this Agreement except for those representations and agreements specifically set forth herein.
(h)           This Agreement was drafted jointly by all Parties in consultation with their attorneys.  Accordingly, no rule of construction based upon one Party or the other drafting this Agreement shall apply.

(i)           This Agreement, including Exhibits, embodies the entire agreement between the Parties hereto, supersedes all prior agreements and understandings, if any, and may be amended only by an instrument in writing executed jointly by the Parties hereto.
(j)           It is further understood that this Agreement shall be governed by, construed, interpreted, applied, and enforced in accordance with the laws of the State of Texas, except that any conflict-of-law rule or choice-of-law rule of that jurisdiction that may require reference to the laws of some other jurisdiction should be disregarded.  The parties acknowledge and agree that the venue of any dispute arising under the Agreement will be in a court of competent jurisdiction in Dallas, Dallas County, Texas.
(k)           This Agreement may be, but is not required to be, executed in multiple originals.  A facsimile copy and/or a scanned image of a signature page hereto shall be valid the same as the original.
(l)           The Parties agree to cooperate in taking any and all steps necessary to give full force and effect to this Agreement, and to execute any and all additional documents necessary to effectuate the terms and conditions of this Agreement.
(m)           The Parties hereto agree and understand that the terms hereof are contractual and are not merely recitals and that the Parties hereto intend to be and are hereby bound by its terms.  Each undersigned individual, by this signature below, warrants that he is of legal age, legally competent to execute this Agreement and fully authorized by the Party hereto on whose behalf he signs this Agreement to execute and enter into this Agreement on behalf of such Party.
(n)           If any term, condition or covenant contained in this Agreement is for any reason found null, void or otherwise unenforceable, that portion of the Agreement shall be treated as severed and the remainder of the Agreement will remain in full force and effect as if the severed portion were never contained herein.  However, this paragraph does not apply to any material term, condition or covenant that forms all or part of the consideration supporting this Agreement.

(o)           THE PARTIES EXPRESSLY WARRANT THAT THEY HAVE CAREFULLY READ THIS AGREEMENT AND ANY EXHIBITS ATTACHED HERETO, UNDERSTAND THEIR CONTENTS, AND SIGN THIS AGREEMENT VOLUNTARILY, AS THEIR OWN FREE ACT, WITHOUT ANY DURESS OR COERCION.  THE PARTIES EXPRESSLY WARRANT THAT NO PROMISE OR AGREEMENT WHICH IS NOT HEREIN EXPRESSED HAS BEEN MADE TO THEM IN EXECUTING THIS AGREEMENT, AND THAT NONE OF THE PARTIES IS RELYING UPON ANY STATEMENT OR REPRESENTATION OF ANY AGENT OF THE PARTIES BEING RELEASED HEREBY, EACH OF THE PARTIES IS RELYING ON THEIR OWN JUDGMENT AND EACH HAS BEEN REPRESENTED BY LEGAL COUNSEL IN THIS MATTER.  THE AFORESAID LEGAL COUNSEL HAVE READ AND EXPLAINED TO THE PARTIES THE ENTIRE CONTENTS OF THIS AGREEMENT IN FULL, AS WELL AS THE LEGAL CONSEQUENCES OF THIS AGREEMENT.
(p)           The Parties agree that all conveyances made in this Agreement are transfers made without representation or warranty.  The Parties agree they have no recourse available for the transfer of whatever rights, titles, or interests are conveyed in this Agreement and/or its Exhibits.

5.           Confidentiality:
The Parties agree that the terms and provisions of this Agreement shall be kept strictly confidential, and they shall not directly or indirectly communicate, disclose, or reveal to any person or entity that is not a party to this Agreement any terms or provisions of this Agreement; provided however, this paragraph shall not prevent the Parties or their attorneys from disclosing or revealing terms, conditions or provisions of this Agreement:  (i) by Court order; (ii) to an accountant who has been retained to provide accounting services to in connection with filing a federal tax return; (iii) to any lienholders, lenders, or family members; or, (iv) in response to a formal inquiry from the Internal Revenue Service in connection with an investigation of the tax liability, if any.

IN WITNESS WHEREOF, this Agreement is executed as of the dates set forth herein below.

[Signature pages follow]

Xtreme Oil & Gas Inc.

By:	/s/ Will McAndrew, III
Willard G. McAndrew, III, CEO

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Will McAndrew, CEO of Xtreme Oil & Gas, Inc., who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

                6/5/2010

Xtreme Operating Ltd. Co.	Go Operating Company, Ltd. Co.

/s/ Will McAndrew, III	By:	/s/ Bruce Scambler, New President
Will McAndrew (Seller)		Bruce Scambler (Purchaser)

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Bruce Scambler, CEO of Go Operating Company, Ltd. Co., who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

               6/5/2010

Merrick Energy LLC

By:	/s/ Bruce Scambler
Bruce Scambler

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Bruce Scambler, CEO of Merrick Energy LLC, who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

               6/5/2010

Golden Phoenix Recovery, L.L.C.

By:	/s/ Bruce Scambler
Bruce Scambler, Managing Member

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Bruce Scambler, the Managing Member of Golden Phoenix Recovery, L.L.C., who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

                 6/5/2010

GPR, LLC

By:	/s/ Bruce Scambler
Bruce Scambler, Managing Member

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Bruce Scambler, the Managing Member of GPR, LLC, who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

              6/5/2010

Merrick Property Development Ltd.

By:	/s/ Bruce Scambler
Bruce Scambler, President

STATE OF                                                          §
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COUNTY OF                                                       §

Before me, the undersigned authority, on this day personally appeared Bruce Scambler, the President of Merrick Property Development Ltd., who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

               6/5/2010

Access Operating Company, Inc.

By:	/s/ Bruce Scambler
Bruce Scambler, President

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Bruce Scambler, the President of Access Operating Company, Inc., who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

Notary Public - State of

My Commission Expires:

Merrick Operating Company

By:	/s/ Bruce Scambler
Bruce Scambler, President

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Bruce Scambler, the President of Merrick Operating Company, who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

                6/5/2010

BJS Revocable Trust

By:	/s/ Bruce Scambler
Bruce Scambler, Trustee

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Bruce Scambler, the Trustee of BJS Revocable Trust, who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

                6/5/2010

South Kensington Ltd. Co.

By:	/s/ Bruce Scambler
Bruce Scambler, Managing Member

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Bruce Scambler, the Managing Member of South Kensington Ltd. Co., who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

                6/5/2010

JMEKS, Inc.

By:	/s/ Bruce Scambler
Bruce Scambler, President

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Bruce Scambler, the President of JMEKS, Inc., who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

                6/5/2010

GO Operating

By:	/s/ Bruce Scambler
Bruce Scambler, President

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Bruce Scambler, the President of GO Operating, who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

               6/5/2010

Go Operating, Ltd. Co.

By:	/s/ Bruce Scambler
Bruce Scambler, President

STATE OF                                                          §
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COUNTY OF                                                       §

Before me, the undersigned authority, on this day personally appeared Bruce Scambler, the President of Go Operating, Ltd. Co., who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

                 6/5/2010

GO Energy Corp.

By:	/s/ Bruce Scambler
Bruce Scambler, President

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Bruce Scambler, the President of GO Energy Corp., who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

               6/5/2010

GO Energy Corp.

By:	/s/ Bruce Scambler
Bruce Scambler, President

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Bruce Scambler, the President of GO Energy Co., who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

               6/5/2010

By:	/s/ WILL MCANDREW III
WILL MCANDREW, INDIVIDUALLY

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Will McAndrew, who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

                6/5/2010

By:	/s/ BRUCE SCAMBLER
BRUCE SCAMBLER, INDIVIDUALLY

STATE OF                                                          §
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Before me, the undersigned authority, on this day personally appeared Bruce Scambler, who stated that he executed the Settlement Agreement and Release for the purposes and consideration stated therein.

/s/ Phyllis Ganjian
Notary Public - State of Texas

My Commission Expires:

              6/5/2010